UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 14, 2005

Caterpillar Financial Services Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	333-109182	37-1105865
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2120 West End Avenue Nashville, Tennessee		37203-0001
(Address of Principal Executive Offices)		(Zip Code)

(615) 341-1000
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9. 01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT 8

Item 9. 01. Financial Statements and Exhibits

(a) Not applicable

(b) Not applicable

(c) Exhibits

Exhibit Number	Description
8	Opinion of Orrick, Herrington & Sutcliffe LLP, as to certain tax matters.

23	The consent of Orrick, Herrington & Sutcliffe LLP is contained in their opinion filed as Exhibit 8.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Caterpillar Financial Services Corporation
Date: June 14, 2005	By:	/s/ Michael G. Sposato
Michael G. Sposato
Secretary

EXHIBIT INDEX

Exhibit Number	Description
8	Opinion of Orrick, Herrington & Sutcliffe LLP, as to certain tax matters.

23	The consent of Orrick, Herrington & Sutcliffe LLP is contained in their opinion filed as Exhibit 8.